Exhibit 99.1

EXECUTION COPY

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
Master Servicer

and

PRINCIPAL GLOBAL INVESTORS, LLC,
Sub-Servicer

SUB-Servicing AGREEMENT

Dated as of December 1, 2015

Wells Fargo Commercial Mortgage Trust 2015-P2
Commercial Mortgage Pass-Through Certificates
Series 2015-P2

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TABLE OF CONTENTS

(continued)

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This is a Sub-Servicing Agreement (the “Agreement”), dated as of December 1, 2015, by and between PRINCIPAL GLOBAL INVESTORS, LLC, having an office at 801 Grand Avenue, Des Moines, Iowa 50392-1450, and its successors and assigns (the “Sub-Servicer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, having an office at MAC D1086, 550 South Tryon Street, 14th Floor, Charlotte, North Carolina 28202, and its successors and assigns (the “Master Servicer”).

WITNESSETH:

WHEREAS, Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Depositor”), C-III Asset Management LLC, as special servicer (the “Special Servicer”), Pentalpha Surveillance LLC, as operating advisor (the “Operating Advisor”) and as asset representations reviewer (the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian (the “Certificate Administrator”), Wilmington Trust, National Association, as trustee (the “Trustee”), and the Master Servicer, as master servicer, have entered into that certain Pooling and Servicing Agreement dated as of December 1, 2015, as amended, modified and restated from time to time (the “Pooling and Servicing Agreement”), whereby the Master Servicer shall service certain mortgage loans on behalf of the Trustee; and

WHEREAS, Section 3.20 of the Pooling and Servicing Agreement authorizes the Master Servicer to enter into this agreement with the Sub-Servicer whereby the Sub-Servicer shall service certain of such mortgage loans listed on Exhibit A (the “Mortgage Loan Schedule”) attached hereto (the “Mortgage Loans”) on behalf of the Master Servicer.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01          Defined Terms.

Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01:

“Additional Sub-Servicing Compensation” shall have the meaning set forth in Section 3.01(c)(18) of this Agreement.

“Collection Report” shall mean the monthly report prepared by the Sub-Servicer setting forth, with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan and the most recently ended Collection Period prior to the due date of such report, the information described on Exhibit G attached hereto.

“Mortgage Loans” shall have the meaning specified in the recitals hereto.

“Mortgage Loan Schedule” shall have the meaning specified in the recitals hereto.

“Remittance Report” shall mean the monthly report prepared by the Sub-Servicer setting forth, with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan and the most recently ended Collection Period prior to the due date of such report, the information described on Exhibit L attached hereto.

“Serviced Pari Passu Companion Loan” shall mean the Heritage Industrial Portfolio Pari Passu Companion Loan.

“Sub-Servicer Collection Account” shall have the meaning set forth in Section 3.01(c)(8) of this Agreement.

“Sub-Servicer Remittance Amount” shall mean, with respect to any date, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit in the Sub-Servicer Collection Account as of such date, (ii) the aggregate of all other amounts received with respect to the Mortgage Loans as of such date to the extent not previously remitted to the Master Servicer, and (iii) and the aggregate amount of Compensating Interest Payments deposited by the Sub-Servicer in the Sub-Servicer Collection Account as required by Section 3.17(a) of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(23) of this Agreement; net of (b) the portion of the amount described in subclause (a) of this definition that represents one or more of the following: (i) Escrow Payments, (ii) any amounts that the Sub-Servicer is entitled to retain as compensation pursuant to Section 3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(18) of this Agreement, or (iii) amounts required to be distributed to the related Companion Holder.

“Sub-Servicer Remittance Date” shall mean the first Business Day after each Determination Date.

“Sub-Servicing Fee” shall mean, with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan, the fee payable to the Sub-Servicer pursuant to Section 3.01(c)(18) of this Agreement.

“Sub-Servicing Fee Rate” shall mean, with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan, the rate that corresponds to such Mortgage Loan or Serviced Pari Passu Companion Loan set forth on Exhibit A hereto under the heading “Sub-Servicing Fee %.”

“Task List” shall mean the task list attached hereto as Exhibit K.

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ARTICLE II

MASTER SERVICER’S ENGAGEMENT OF SUB-SERVICER
TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01          Contract for Servicing; Possession of Mortgage Loan Documents.

The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans and the Serviced Pari Passu Companion Loan. On and after the Closing Date, the Sub-Servicer shall hold any portion of the Servicing File or the Mortgage File (including without limitation, any original letter of credit) in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Master Servicer for the benefit of the Trustee. The Sub-Servicer’s possession of any portion of the Servicing File or the Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the related Mortgage Loan and related Serviced Pari Passu Companion Loan pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Servicing File or the Mortgage File retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the related Mortgage Loan by the Trustee and ownership of the Serviced Pari Passu Companion Loan by the Companion Holder. The Sub-Servicer shall release from its custody any Servicing File or any Mortgage File retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement. Within thirty (30) days following the Closing Date the Sub-Servicer shall provide to the Master Servicer a certification executed by a duly authorized officer of the Sub-Servicer, certifying to the Master Servicer as to the original letters of credit held by the Sub-Servicer and identifying the letters of credit, the amounts of the letters of credit and the Mortgage Loans to which they relate. The Sub-Servicer shall provide to the Master Servicer as soon as practicable after request therefor by the Master Servicer a copy of any documents held by it with respect to any Mortgage Loan or the Serviced Pari Passu Companion Loan. During the term of this Agreement, upon the request of the Master Servicer, without limiting any obligation in any other provision in this Agreement, the Sub-Servicer will also provide to the Master Servicer a copy of any lease, amendments to Mortgage Loan documents and other documents in its possession related to the Mortgaged Property securing the related Mortgage Loan or related to the Mortgage Loan or the Serviced Pari Passu Companion Loan.

Section 2.02          Notice of Breach of Representations and Warranties.

Following receipt of the applicable Mortgage Loan Purchase Agreement, the Master Servicer shall provide a copy of the applicable Mortgage Loan Purchase Agreement to the Sub-Servicer. The Sub-Servicer shall notify the Master Servicer in writing within five (5) Business Days after the Sub-Servicer (a) discovers or receives notice alleging a Defect or a Breach (without implying any duty of the Sub-Servicer to make, or to attempt to make, such a discovery), (b) receives a 15Ga-1 Repurchase Request or the withdrawal of a 15Ga-1 Repurchase Request or any rejection of a 15Ga-1 Repurchase Request, or (c) receives a Certificateholder Repurchase Request or a PSA Party Repurchase Request, in each case with respect to a Mortgage Loan. The Sub-Servicer shall also provide to the Master Servicer (a) a copy of any such 15Ga-1 Repurchase Request received by the Sub-Servicer and (b) such other information in

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the possession of the Sub-Servicer requested by the Master Servicer as would permit the Master Servicer to comply with its obligations under Section 2.02(g) of the Pooling and Servicing Agreement.

Section 2.03          Notice of Change of the Special Servicer, the Operating Advisor or the Directing Certificateholder.

The Master Servicer shall promptly forward to the Sub-Servicer any notice received by it under the Pooling and Servicing Agreement of any resignation, replacement or other change of the Special Servicer, the Operating Advisor or the Directing Certificateholder.

Section 2.04          Power of Attorney.

That Master Servicer shall (i) within 30 days after the Closing Date, furnish to the Sub-Servicer original powers of attorney in a form mutually agreed to by the Master Servicer and the Sub-Servicer, and (ii) upon request, furnish, or cause to be furnished, to the Sub-Servicer any powers of attorney in a form mutually agreed to by the Master Servicer and the Sub-Servicer and other documents necessary or appropriate to enable the Sub-Servicer to carry out its servicing and administrative duties hereunder; provided that the Master Servicer shall not be held responsible or liable for any acts of the Sub-Servicer, or for any negligence with respect to, or misuse of, any such power of attorney by the Sub-Servicer. Notwithstanding anything contained herein to the contrary, the Sub-Servicer shall not, without the Master Servicer’s written consent: (i) initiate any action, suit or proceeding solely under the Master Servicer’s name without indicating the Sub-Servicer’s representative capacity (unless prohibited by any requirement of the applicable jurisdiction in which any such action, suit or proceeding is brought and if so prohibited, in the manner required by such jurisdiction (provided that the Sub-Servicer shall then provide five (5) Business Days’ written notice to the Master Servicer of the initiation of such action, suit or proceeding (or such shorter time period as is reasonably required in the judgment of the Sub-Servicer made in accordance with the Servicing Standard) prior to filing such action, suit or proceeding), and shall not be required to obtain the Master Servicer’s consent or indicate the Sub-Servicer’s representative capacity)) or (ii) take any action with the intent to cause, and that actually causes, the Master Servicer to be required to be registered to do business in any state. In addition, the Sub-Servicer shall not take any action, in the use of any such power of attorney or otherwise, that would violate the prohibitions applicable to the Master Servicer in Section 3.01(b) of the Pooling and Servicing Agreement.

ARTICLE III

SERVICING OF THE MORTGAGE LOANS

Section 3.01          Sub-Servicer to Service.

(a)          The Sub-Servicer, as an independent contractor, shall diligently service and administer the Mortgage Loans and the Serviced Pari Passu Companion Loan in accordance with applicable law, this Agreement, the Mortgage Loan documents and the related Intercreditor Agreement on behalf of the Trust and in the best interests of and for the benefit of the

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Certificateholders and, in the case of the Serviced Pari Passu Companion Loan, the Companion Holder and the Trustee (as holder of the Lower-Tier Regular Interests), as a collective whole, taking into account the pari passu nature of such Companion Loan, as a collective whole, and in a manner consistent with the Servicing Standard under the Pooling and Servicing Agreement.

(b)          The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer and the Companion Paying Agent (with respect to the Mortgage Loans and the Serviced Pari Passu Companion Loan subject to this Agreement) as set forth in those sections of the Pooling and Servicing Agreement specifically incorporated herein pursuant to Section 3.01(c) of this Agreement (the “Incorporated Sections”), as modified by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Certificate Administrator, the Custodian, the Depositor, the 17g-5 Information Provider, the Asset Representations Reviewer, the Underwriters, the Directing Certificateholder, the Operating Advisor, the Rating Agencies, the Certificateholders and the Special Servicer (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.19 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer all of the Mortgage Loans and the Serviced Pari Passu Companion Loan that are not Specially Serviced Loans; provided, however, that the Sub-Servicer shall continue to receive payments (and provide notice to the Master Servicer of such payments), collect information and prepare and deliver reports to the Master Servicer required hereunder with respect to any Specially Serviced Loans, and render such incidental services with respect to any Specially Serviced Loans as and to the extent as may be specifically provided for herein with respect to any Specially Serviced Loans to the extent such provisions of the Pooling and Servicing Agreement are incorporated herein pursuant to Section 3.01(c) of this Agreement, and further to render such incidental services with respect to any Specially Serviced Loans as are specifically provided for under Section 3.01(c) of this Agreement. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.19 of the Pooling and Servicing Agreement, as modified herein, and to the Special Servicer’s rights to service Specially Serviced Loans. Except as otherwise set forth below, for purposes of this Agreement, (i) references to the Trustee, the Certificate Administrator, the Custodian, the Depositor, the 17g-5 Information Provider, the Special Servicer, the Underwriters, the Operating Advisor, the Asset Representations Reviewer, the Directing Certificateholder, the Rating Agencies and the Certificateholders in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Master Servicer hereunder, (ii) references to the Master Servicer and the Companion Paying Agent in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Sub-Servicer hereunder, (iii) references to the Mortgage Loans (as defined in the Pooling and Servicing Agreement) and the Serviced Pari Passu Companion Loans or the Serviced Companion Loans (as defined in the Pooling and Servicing Agreement) in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Mortgage Loans (as defined in this Agreement) and the Serviced Pari Passu Companion Loan (as defined in this Agreement), respectively, and (iv) references to the Pooling and Servicing Agreement in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to this Agreement (such

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modifications of the Incorporated Sections (and of the defined terms used therein) pursuant to clauses (i) through (iv) of this sentence shall be referred to herein as the “References Modification”). In each case where the Master Servicer is given any power to act under the provisions of the Incorporated Sections, such power is hereby delegated to the Sub-Servicer to the extent necessary to perform its obligations under this Agreement and subject to any restrictions in this Agreement. The Sub-Servicer shall perform the duties and obligations allocated to the Sub-Servicer as reflected on the Task List. To the extent of any conflict or inconsistency between the Task List and this Agreement (other than the Task List), this Agreement shall control.

Without limiting the generality of the foregoing, with respect to any requirement in an Incorporated Section for the Master Servicer to provide notices or documents to, or otherwise communicate with, any other party to the Pooling and Servicing Agreement, it is the intent of the parties hereto that, except as required by Article XI of the Pooling and Servicing Agreement as incorporated herein and except with respect to providing notices or documents to, making distributions to, or otherwise communicate with, the Companion Holder, the Sub-Servicer provide such notices or documents to, or otherwise communicate with, the Master Servicer, and the Master Servicer provide such notices or documents to, or otherwise communicate with, the other party or parties to the Pooling and Servicing Agreement.

(c)          The following Sections of the Pooling and Servicing Agreement, unless otherwise provided in this Section 3.01(c), are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below:

(1)          Section 2.01(g). Franchise Agreement Matters for Certain Hotel Properties.

(2)          Section 3.01. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify on a quarterly basis, starting with the quarter ending in March of 2016 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty (30) days of the end of such quarter the information on each Mortgage Loan and the Serviced Pari Passu Companion Loan as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(21) of this Agreement. In addition, without limiting the generality of the foregoing, the Sub-Servicer shall take all necessary action to continue all UCC Financing Statements in favor of the originator of each Mortgage Loan or in favor of any assignee prior to the expiration of such UCC Financing Statements. The Sub-Servicer shall not modify, amend, waive or otherwise consent to any change of the terms of any Mortgage Loan except as allowed by this Agreement (including Section 3.01(c)(24) of this Agreement).

(3)          Section 3.02. The determination as to the application of amounts collected in respect of any Mortgage Loan or the Serviced Pari Passu Companion Loan, to the extent the application is not governed by the express provisions of the related Mortgage Note or Mortgage, shall be made by the Master Servicer in accordance with Section 3.02(b) of the Pooling and Servicing Agreement. Without the express written consent of the Master Servicer, the Sub-Servicer shall not waive any Penalty Charge. The Sub-Servicer shall promptly forward to the

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Master Servicer all financial statements, budgets, operating statements and rent rolls collected by the Sub-Servicer within the timeframe set forth in Section 3.01(c)(20) hereof.

(4)          Section 3.03(a). The creation of any Servicing Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer within three (3) calendar days after the Closing Date and thereafter to the Master Servicer upon any transfer of any Servicing Account. Without the express written consent of the Master Servicer, the Sub-Servicer shall not (A) waive or extend the date set forth in any agreement governing reserve funds by which the required repairs and/or capital improvements at the related Mortgaged Property must be completed or (B) release any earn out reserve funds or return any related letters of credit delivered in lieu of earn out reserve funds; provided that the Sub-Servicer may grant such a waiver or perform such release or return without the consent of the Master Servicer if such waiver release or return, as the case may be, is not a Major Decision.

(5)          Section 3.03(b). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify to the information on each Mortgage Loan and the Serviced Pari Passu Companion Loan with respect to taxes, insurance premiums, assessments, ground rents and other similar items on a quarterly basis starting for the quarter ending in March of 2016 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty (30) days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(21) of this Agreement. Upon the occurrence of an insured loss at a Mortgaged Property, the Sub-Servicer shall notify the Master Servicer of the loss and the Sub-Servicer’s receipt of the proceeds paid under such Insurance Policy. With respect to non-escrowed payments, when the Sub-Servicer becomes aware in accordance with the Servicing Standard that a Mortgagor has failed to make any such payment or, with respect to escrowed loans, collections from the Mortgagor are insufficient to pay any such item before the applicable penalty or termination date, the Sub-Servicer shall promptly notify the Master Servicer.

(6)          Section 3.03(c). The Sub-Servicer shall not be obligated to make any Servicing Advances, except as described in the following sentence. The Sub-Servicer shall give the Master Servicer not less than five (5) Business Days’ notice before the date on which the Master Servicer is required to make any Servicing Advance with respect to any Mortgage Loan; provided, however, that, with respect to any Servicing Advance required to be made on an urgent or emergency basis such that the Sub-Servicer is unable to provide the Master Servicer with sufficient notice to enable the Master Servicer to make such Servicing Advance, the Sub-Servicer shall make such Servicing Advance and the Master Servicer shall reimburse the Sub-Servicer for such Servicing Advance within five (5) Business Days of receipt of written request therefore and interest thereon at the Reimbursement Rate without regard to the Master Servicer’s determination of recoverability. In addition, the Sub-Servicer shall provide the Master Servicer with such information in its possession as the Master Servicer may reasonably request to enable the Master Servicer to determine whether a requested Servicing Advance would constitute a Nonrecoverable Servicing Advance.

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(7)          Section 3.03(e). The Sub-Servicer shall promptly notify the Master Servicer of any failure by a Mortgagor to promptly respond to any inquiry described in Section 3.03(e) of the Pooling and Servicing Agreement.

(8)          Section 3.04(a) and (b). The Sub-Servicer shall establish a custodial account (hereinafter the “Sub-Servicer Collection Account”), meeting all of the requirements of the Collection Account, and references to the Collection Account shall be references to such Sub-Servicer Collection Account. The creation of any Sub-Servicer Collection Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Collection Account. Notwithstanding the third paragraph of Section 3.04(a) of the Pooling and Servicing Agreement, the Sub-Servicer shall deposit into the Sub-Servicer Collection Account and include in its Sub-Servicer Remittance Amount all Prepayment Interest Excess and all charges for beneficiary statements or demands, assumption fees, modification fees, extension fees or amounts collected for Mortgagor checks returned for insufficient funds collected by the Sub-Servicer to the extent not constituting Additional Sub-Servicing Compensation, including, without limitation, all Penalty Charges. Any amounts of additional servicing compensation payable to the Special Servicer pursuant to Section 3.11(c) of the Pooling and Servicing Agreement shall be remitted to the Special Servicer by the Sub-Servicer. For purposes of the last paragraph of Section 3.04(a) of the Pooling and Servicing Agreement, the Master Servicer shall direct the Special Servicer to make payment of amounts referenced therein with respect to any Specially Serviced Loans (including, but not limited to, principal payments and Principal Prepayments, interest payments, late payment charges and other Penalty Charges, and Insurance and Condemnation Proceeds and Liquidation Proceeds, as more fully described in the Pooling and Servicing Agreement) directly to the Sub-Servicer for deposit in the Sub-Servicer Collection Account. Only the second paragraph of Section 3.04(b) is incorporated herein. The Sub-Servicer shall act as the Companion Paying Agent with respect to the Serviced Pari Passu Companion Loan and shall establish and maintain the Companion Distribution Account, which may be a subaccount of the Sub-Servicer Collection Account.

(9)          Section 3.04(c) - (g) are not incorporated herein. The Sub-Servicer shall deliver to the Master Servicer on or before each Sub-Servicer Remittance Date the Sub-Servicer Remittance Amount for such date. Each remittance required to be made to the Master Servicer on the Sub-Servicer Remittance Date shall be made by wire transfer and shall be made by 4:00 p.m. Charlotte, North Carolina time on such date. Each month, by 4:00 p.m. Charlotte, North Carolina time, on the first Business Day after receipt of any Sub-Servicer Remittance Amount between the Sub-Servicer Remittance Date and the Distribution Date, the Sub-Servicer shall forward to the Master Servicer by wire transfer the Sub-Servicer Remittance Amount for such date. Within one (1) Business Day after receipt of any delinquent payment on a Mortgage Loan with respect to which the Master Servicer has made an Advance, the Sub-Servicer shall remit to the Master Servicer such delinquent payment and any related Penalty Charges (excluding any amounts to which the Sub-Servicer is entitled as compensation pursuant to Section 3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(18) of this Agreement). Section 3.01(c)(21) of this Agreement sets forth certain reporting requirements with respect to such remittances. If any check or other form of payment received by the Sub-Servicer with respect to a Mortgage Loan is returned for insufficient funds and the Sub-Servicer

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has previously remitted cash in the amount of such payment to the Master Servicer, the Master Servicer shall reimburse the Sub-Servicer for such amount within three (3) Business Days after the Master Servicer receives notification from the Sub-Servicer of such insufficient funds.

(10)          Section 3.05 is not incorporated herein. The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Collection Account (or the applicable subaccount of the Sub-Servicer Collection Account exclusive of the Companion Distribution Account) for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

(i)          (A) to remit to the Master Servicer for deposit in the Collection Account the amounts required to be so deposited pursuant to Section 3.01(c)(9) of this Agreement and (B) pursuant to the second paragraph of Section 3.04(b) of the Pooling and Servicing Agreement, to remit to the Companion Paying Agent for deposit in the Companion Distribution Account the amounts required to be so deposited with respect to the Serviced Pari Passu Companion Loan;

(ii)         to pay itself earned and unpaid Sub-Servicing Fees in respect of each Mortgage Loan, Serviced Pari Passu Companion Loan and Specially Serviced Loan, the Sub-Servicer’s right to payment of its Sub-Servicing Fee pursuant to this clause (ii) with respect to any Mortgage Loan, Serviced Pari Passu Companion Loan or Specially Serviced Loan being limited to amounts received on or in respect of such Mortgage Loan or the Serviced Pari Passu Companion Loan (whether in the form of payments, Liquidation Proceeds or Insurance and Condemnation Proceeds) that are allocable as a recovery of interest thereon;

(iii)         to pay itself, with respect to any Mortgage Loan any related earned Sub-Servicing Fee that remained unpaid in accordance with clause (ii) above following a Final Recovery Determination made with respect to such Mortgage Loan and the deposit into the Sub-Servicer Collection Account of all amounts received in connection therewith;

(iv)        to pay itself, as additional servicing compensation in accordance with Section 3.11(a) of the Pooling and Servicing Agreement, interest and investment income earned in respect of amounts held in the Sub-Servicer Collection Account as provided in Section 3.01(c)(11) of this Agreement (but only to the extent of the Net Investment Earnings with respect to the Sub-Servicer Collection Account for the period from and including the prior Sub-Servicer Remittance Date to and including such Sub-Servicer Remittance Date);

(v)         to pay itself any items of additional servicing compensation to which it is entitled pursuant to Section 3.01(c)(18) of this Agreement;

(vi)        to remove any amounts deposited in the Sub-Servicer Collection Account in error;

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(vii)        to pay itself, any amounts payable to the Sub-Servicer pursuant to Section 6.04(a) of the Pooling and Servicing Agreement, but only to the extent allowed by the Pooling and Servicing Agreement and Section 3.03 of this Agreement;

(viii)       to reimburse itself, for any unreimbursed Servicing Advance made pursuant to Section 3.01(c)(6) of this Agreement, if not reimbursed by the Master Servicer within the time required by Section 3.01(c)(6) of this Agreement;

(ix)         to remit to the Companion Paying Agent for deposit into the Companion Distribution Account the amounts required to be deposited pursuant to Section 3.04(b) of the Pooling and Servicing Agreement without duplication of amounts remitted to the Companion Paying Agent pursuant to clause (i) above; and

(x)          to clear and terminate the Sub-Servicer Collection Account at the termination of this Agreement;.

All withdrawals from the Sub-Servicer Collection Account shall be subject to the application and requirements of Section 3.05(f)(i) of the Pooling and Servicing Agreement. The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, for the purpose of justifying any withdrawal, debit or credit from the Sub-Servicer Collection Account. On each Sub-Servicer Remittance Date, all income and gain realized from investment of funds to which the Sub-Servicer is entitled shall be subject to withdrawal by such Sub-Servicer.

The Companion Paying Agent may, from time to time, make withdrawals from the Companion Distribution Account to make distributions pursuant to Section 4.01(k) of the Pooling and Servicing Agreement, as incorporated herein pursuant to Section 3.01(c)(31) of this Agreement.

(11)          Section 3.06 is not incorporated herein. The Sub-Servicer may invest funds in the Sub-Servicer Collection Account, the Companion Distribution Account and any Servicing Account maintained by the Sub-Servicer on the same terms as the Master Servicer may invest funds in the Collection Account, the Companion Distribution Account and any Servicing Account, and subject to the same rights, restrictions, requirements and obligations regarding maturity dates, gains, losses, withdrawals, possession, characteristics and control of Permitted Investments and Permitted Investments payable on demand. Without limiting the generality of the foregoing, (A) any investment of funds in the Sub-Servicer Collection Account, the Companion Distribution Account and/or any Servicing Account shall be made in the name of the Sub-Servicer on behalf of the Trustee (in its capacity as such) for the benefit of the Certificateholders and (B) the Sub-Servicer, on behalf of the Trustee, shall take the actions described in Section 3.06(a) of the Pooling and Servicing Agreement as applicable to the Master Servicer necessary to perfect the Trustee’s interest in Permitted Investments.

(12)          Section 3.07(a). References to the Collection Account shall be references to the Sub-Servicer Collection Account. All Insurance Policies caused to be maintained by the Sub-

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Servicer hereunder shall also name the Master Servicer as additional insured and loss payee. Within fifteen (15) days after the Closing Date, the Sub-Servicer shall forward to the Master Servicer, for each Mortgage Loan, a fully completed certificate of insurance in the form of Exhibit H attached hereto. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify as to the status of Insurance Policies relating to the Mortgage Loans and the Serviced Pari Passu Companion Loan on a quarterly basis starting for the quarter ending in March of 2016 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty (30) days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(21) of this Agreement. The Sub-Servicer shall promptly notify the Master Servicer of any Mortgaged Property that is not insured against terrorist or similar acts. The Master Servicer or the Special Servicer shall make all determinations with respect to terrorism insurance matters required to be made under Section 3.07 of the Pooling and Servicing Agreement, and the Sub-Servicer shall reasonably cooperate with the Master Servicer in connection therewith.

(13)          Section 3.07(b). References to the Collection Account shall be references to the Sub-Servicer Collection Account.

(14)          Sections 3.07(c) and (d). The blanket fidelity bond and the errors and omissions insurance policy required hereunder shall name the Master Servicer as an additional insured and loss payee. The Sub-Servicer shall provide a certificate of insurance to the Master Servicer evidencing the blanket fidelity bond and the errors and omissions insurance policy required hereunder on or before March 31 of each year, beginning March 31, 2016. The Sub-Servicer shall be allowed to provide self-insurance with respect to the blanket fidelity bond and the errors and omissions insurance policy required under this Section 3.01(c)(14) under the terms and conditions applicable to the Master Servicer under Section 3.07(c) of the Pooling and Servicing Agreement.

(15)          Section 3.08. With respect to any assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement, the Sub-Servicer shall perform the obligations of the Master Servicer under Section 3.08 of the Pooling and Servicing Agreement (including dealing directly with the Special Servicer on matters for which the Pooling and Servicing Agreement requires the Master Servicer to deal with the Special Servicer) without the approval of the Master Servicer, but subject to all requirements and restrictions set forth in Section 3.08 of the Pooling and Servicing Agreement; provided, however, that the Sub-Servicer shall copy the Master Servicer on all correspondence to the Special Servicer regarding such matters and the Sub-Servicer shall prepare any package and analysis necessary to obtain any required Rating Agency Confirmation and forward such package to the Master Servicer for the Master Servicer to deal with the Rating Agencies. For avoidance of doubt, the Sub-Servicer shall not approve or consent to any assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement without the consent of the Special Servicer.

(16)          Section 3.09. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.09 of the Pooling and Servicing Agreement. On the last Business Day of each month, the Sub-Servicer shall provide to the Master Servicer a CREFC® Delinquent Loan Status Report, provided that the information set

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forth in such report shall be as of the close of business on the Business Day immediately preceding the delivery of such report; provided, further, that from the Closing Date until thirty (30) days following written notice by the Master Servicer to the Sub-Servicer of the Master Servicer’s decision to require delivery of the CREFC® Delinquent Loan Status Report, the Sub-Servicer shall not be required to deliver a CREFC® Delinquent Loan Status Report. Notwithstanding the foregoing, no CREFC® Delinquent Loan Status Report shall be required under this Section 3.01(c)(16) in any month in which the Periodic Payments for all Mortgage Loans have been collected as of the related Determination Date. The Master Servicer shall forward to the Sub-Servicer information and reports received from the Special Servicer necessary to prepare such reports (or shall cause the Special Servicer to deliver such information and reports to the Sub-Servicer).

(17)          Section 3.10. The references to the Collection Account in Section 3.10(a) of the Pooling and Servicing Agreement shall be references to the Sub-Servicer Collection Account. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Sub-Servicer Collection Account.

(18)          Section 3.11(a). References to the Servicing Fee shall be references to the Sub-Servicing Fee and references to the Servicing Fee Rate shall be references to the Sub-Servicing Fee Rate. All references to the Collection Account shall be references to the Sub-Servicer Collection Account. The Sub-Servicer shall be entitled to retain, and shall not be required to deposit in the Sub-Servicer Collection Account, additional servicing compensation in the form of the following items to the extent collected from the related Mortgagor (the following items together with the items in clauses (a) through (e) below, collectively, “Additional Sub-Servicing Compensation”): (i) 100% of that portion of any Excess Modification Fees to which the Master Servicer is entitled pursuant to Section 3.11(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(24) of this Agreement, (ii) 100% of that portion of any assumption application fees and other similar items to which the Master Servicer is entitled pursuant to Section 3.11(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(15) of this Agreement, (iii) 80% of that portion of any assumption, waiver, consent and earnout fees and other similar fees (other than assumption application fees and defeasance fees) to which the Master Servicer is entitled under Section 3.11(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(15) or Section 3.01(c)(24) of this Agreement, (iv) 100% of that portion of any defeasance fees to which the Master Servicer is entitled under Section 3.11(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(24) of this Agreement, and (v) 100% of any charges for beneficiary statements or demands and other customary charges, and amounts collected for checks returned for insufficient funds to which the Master Servicer is entitled under Section 3.11(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer with respect to the Mortgage Loans or the Serviced Pari Passu Companion Loan. The Sub-Servicer shall be entitled to (a) interest or other income earned on deposits relating to the Trust Fund in the Sub-Servicer Collection Account in accordance with Section 3.01(c)(11) of this Agreement, (b) interest or other income earned on deposits in any Servicing Account maintained by the Sub-Servicer which are not required by applicable law or the related Mortgage

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Loan to be paid to the Mortgagor, (c) in respect of any Distribution Date, Prepayment Interest Excesses collected on the Mortgage Loans (to the extent not offset by Prepayment Interest Shortfalls with respect to all of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) or required to be paid as Compensating Interest Payments with respect to all of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) and the Serviced Pari Passu Companion Loan), (d) 100% of any charges for processing Mortgagor Requests (other than requests for actions otherwise addressed in this Section 3.01(c)(18)) processed by the Sub-Servicer for which the consent of the Master Servicer is not required under this Agreement, and (e) 100% of any charges for processing Mortgagor Requests (other than requests for actions otherwise addressed in this Section 3.01(c)(18)) processed by the Sub-Servicer for which the consent of the Master Servicer is required under this Agreement. Notwithstanding anything to the contrary herein, the Master Servicer shall be entitled to charge and retain 100% of any reasonable review fees (to the extent such review fees are not prohibited under the related Mortgage Loan documents and only to the extent actually paid by the related Mortgagor) in connection with any Mortgagor request that requires the consent or approval of the Master Servicer or Rating Agency Confirmation. The Sub-Servicer shall not be entitled to any Penalty Charges to which the Master Servicer is entitled pursuant to the Pooling and Servicing Agreement. The Sub-Servicer shall remit to the Master Servicer all additional servicing compensation collected by the Sub-Servicer to the extent not constituting Additional Sub-Servicing Compensation, including, without limitation, all Penalty Charges.

(19)          Section 3.11(b) is not incorporated herein.

(20)          Sections 3.12(a) and (b). The Sub-Servicer shall promptly (but in no event later than the earlier of (i) thirty (30) days after completion and receipt of the related inspection report and (ii) December 15th of each year) forward to the Master Servicer a copy of all such inspection reports prepared by the Sub-Servicer. The Sub-Servicer shall promptly (but at least five (5) Business Days before the Master Servicer must deliver or make available such items under the Pooling and Servicing Agreement) deliver electronically to the Master Servicer all operating statements, rent rolls, budgets and financial statements collected by the Sub-Servicer. If any inspection report identifies a “life safety” or other material deferred maintenance item existing with respect to the related Mortgaged Property, the Sub-Servicer shall (x) promptly send to the related Mortgagor a letter identifying such deferred maintenance item and instructing the related Mortgagor to correct such deferred maintenance item and (y) shall notify the Master Servicer (by email to cmsins@wellsfargo.com) upon resolution of such “life safety” or deferred maintenance item. The Sub-Servicer may engage a third party at its cost to perform property inspections and prepare property inspection reports without first obtaining the consent of the Master Servicer; provided, that the Sub-Servicer shall remain obligated and primarily liable to the Master Servicer for satisfactory completion of the inspections and reports as required by this Agreement. The Sub-Servicer shall electronically deliver to the Master Servicer in Microsoft Excel format promptly upon completion, and in any event, at least five (5) Business Days before Master Servicer must deliver or make available such reports, statements and files under the Pooling and Servicing Agreement, each CREFC® NOI Adjustment Worksheet and CREFC® Operating Statement Analysis Report. With respect to any Mortgage Loan, the Sub-Servicer shall inform each ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer and the Sub-Servicer.

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(21)          Section 3.12(d) is not incorporated herein. The Sub-Servicer shall deliver to the Master Servicer, no later than 4:00 p.m. New York City time on the first Business Day following each Determination Date, by electronic transmission in the format designated by the Master Servicer, the CREFC® Financial File, the CREFC® Property File and the CREFC® Comparative Financial Status Report, the CREFC® Loan Level Reserve/LOC Report, a CREFC® Loan Periodic Update File, a CREFC® Delinquent Loan Status Report and a CREFC® Servicer Watch List, each providing the required information as of such Determination Date; provided that from the Closing Date until thirty (30) days following written notice by the Master Servicer to the Sub-Servicer of the Master Servicer’s decision to require the delivery of the CREFC® Loan Periodic Update File, the Sub-Servicer shall not be required to deliver a CREFC® Loan Periodic Update File; provided, further, that from the Closing Date until thirty (30) days following written notice by the Master Servicer to the Sub-Servicer of the Master Servicer’s decision to require delivery of the CREFC® Delinquent Loan Status Report, the Sub-Servicer shall not be required to deliver a CREFC® Delinquent Loan Status Report. The Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format mutually agreed upon by the Master Servicer and the Sub-Servicer, not later than 4:00 p.m. New York City time on the first Business Day following the Determination Date by electronic transmission in a format mutually agreed upon by the Master Servicer and the Sub-Servicer, (a) on a monthly basis, the Collection Report (the information in such report to be stated as of the Determination Date), (b) on a monthly basis, the CREFC® Loan Periodic Update File (subject to the proviso in the preceding sentence), and (c) on a quarterly basis, the information on the Mortgage Loans and the Serviced Pari Passu Companion Loan, including without limitation information regarding UCC Financing Statements, taxes, insurance premiums and ground rents on a quarterly basis, starting for the quarter ending March 31, 2016 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty days of the end of such quarter, required by and in the form of Exhibit E attached hereto; provided that from the Closing Date until thirty (30) days following written notice by the Master Servicer to the Sub-Servicer of the Master Servicer’s decision to require delivery of the Collection Report, the Sub-Servicer shall not be required to deliver a Collection Report and shall instead deliver a Remittance Report. The Sub-Servicer shall deliver to the Master Servicer on the first Business Day of each month by electronic transmission in the format designated by the Master Servicer a remittance report containing scheduled balance information for each Mortgage Loan reflecting the scheduled Periodic Payment for such month in the form of Exhibit G attached hereto; provided that from the Closing Date until thirty (30) days following written notice by the Master Servicer to the Sub-Servicer of the Master Servicer’s decision to require delivery of the remittance report in the form of Exhibit G attached hereto, the Sub-Servicer shall not be required to deliver a remittance report in the form of Exhibit G attached hereto and shall instead deliver a remittance report in the form of Exhibit L attached hereto. In addition, on each day that the Sub-Servicer forwards to the Master Servicer any funds pursuant to Section 3.01(c)(9) of this Agreement, the Sub-Servicer shall deliver to the Master Servicer by electronic transmission in the format designated by the Master Servicer a report of the nature of such remittance in the form of Exhibit G attached hereto; provided that from the Closing Date until thirty (30) days following written notice by the Master Servicer to the Sub-Servicer of the Master Servicer’s decision to require delivery of the remittance report in the form of Exhibit G attached hereto, the Sub-Servicer shall not be required to deliver a remittance report in the form of Exhibit G attached hereto and shall instead deliver a remittance report in the form of Exhibit L attached hereto. The Sub-Servicer shall also

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prepare and deliver to the Master Servicer, not later than 4:00 p.m. New York City time on the 25th day of each calendar month following each calendar quarter, a certification in the form of Exhibit J attached hereto regarding the reconciliation of the Sub-Servicer Collection Account as of the last day of the immediately preceding calendar month. Following the Closing Date, the Master Servicer shall provide a CREFC® Loan Setup File, CREFC® Property File and CREFC® Comparative Financial Status Report to the Sub-Servicer.

(22)          Sections 3.13(a), (b), (c), (d) and (e). The Sub-Servicer shall not be liable for providing, disseminating or withholding information in accordance with the terms of this Agreement. To the extent that the Sub-Servicer has received written notice from the Master Servicer, that a Person is an Excluded Controlling Class Holder with respect to an Excluded Controlling Class Loan, the Sub-Servicer shall not provide to such Excluded Controlling Class Holder any Excluded Information with respect to such Excluded Controlling Class Loan. To the extent that the Sub-Servicer has received written notice from the Master Servicer, that the Special Servicer is a Borrower Party with respect to an Excluded Special Servicer Loan, the Sub-Servicer shall not provide to such Special Servicer any Excluded Special Servicer Information with respect to such Excluded Special Servicer Loan.

(23)          Sections 3.17(a) and (d). The Sub-Servicer shall deposit all Compensating Interest Payments in the Sub-Servicer Collection Account on each Sub-Servicer Remittance Date to the extent that the Master Servicer is required to remit such amounts under Section 3.17(a) of the Pooling and Servicing Agreement, and except that references to the Servicing Fees and the Mortgage Loans (as defined in the Pooling and Servicing Agreement) and the Serviced Pari Passu Companion Loans (as defined in the Pooling and Servicing Agreement) in the definition of “Compensating Interest Payments” in the Pooling and Servicing Agreement shall be references to the Sub-Servicing Fees, the Mortgage Loans (as defined in this Agreement) and the Serviced Pari Passu Companion Loan (as defined in this Agreement). Notwithstanding the foregoing, the Sub-Servicer shall have no obligation to deposit any amount set forth in the preceding sentence (i) for Specially Serviced Loans or Mortgage Loans on which the Master Servicer allowed or consented to the Sub-Servicer allowing a Principal Prepayment on a date other than the applicable Due Date or (ii) for any Specially Serviced Loan or any Mortgage Loan or related Serviced Pari Passu Companion Loan on which the Special Servicer allowed a prepayment on a date other than the applicable Due Date.

(24)          Section 3.18. With respect to any modification, extension, waiver, consent, defeasance or other action contemplated by Section 3.18 of the Pooling and Servicing Agreement, the Sub-Servicer shall perform the obligations of the Master Servicer under Section 3.18 of the Pooling and Servicing Agreement (including dealing directly with the Special Servicer on matters for which the Pooling and Servicing Agreement requires the Master Servicer to deal with the Special Servicer) without the approval of the Master Servicer, but subject to all requirements and restrictions set forth in Section 3.18 of the Pooling and Servicing Agreement; provided, however, that the Sub-Servicer shall copy the Master Servicer on all correspondence to the Special Servicer regarding such matters and the Sub-Servicer shall prepare any package and analysis necessary to obtain any required Rating Agency Confirmation and forward such package to the Master Servicer for the Master Servicer to deal with the Rating Agencies. With respect to any defeasance contemplated by Section 3.18(h) of the Pooling and Servicing Agreement, the Sub-Servicer shall perform the obligations of the Master Servicer under Section

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3.18(h) of the Pooling and Servicing Agreement, but subject to all requirements and restrictions set forth in Section 3.18(h) of the Pooling and Servicing Agreement. For the avoidance of doubt, the Sub-Servicer will not process any defeasance contemplated by Section 3.18(h) of the Pooling and Servicing Agreement without the prior written consent of the Master Servicer. With respect to any such defeasance, the Sub-Servicer shall deliver to the Master Servicer (not the Rating Agencies) a certification substantially in the form attached to the Pooling and Servicing Agreement as Exhibit U prior to the Master Servicer’s delivery of such a certification to the Rating Agencies. Notwithstanding anything herein to the contrary, the Sub-Servicer will not permit or consent to any Major Decision without the prior written consent of the Special Servicer. To the extent the Pooling and Servicing Agreement requires the Master Servicer to obtain any necessary approval or consent of (x) the Rating Agencies, the Master Servicer, not the Sub-Servicer, will deal directly with the Rating Agencies and (y) the Directing Certificateholder, the Sub-Servicer, not the Master Servicer, to the extent permitted under the Pooling and Servicing Agreement, will deal directly with the Directing Certificateholder. When forwarding a request for the approval of any lease or renewal or extension thereof, the Sub-Servicer shall forward to the Special Servicer the information concerning such lease required by, and in the form of, Exhibit I attached hereto. The Sub-Servicer will not permit any Principal Prepayment with respect to any Mortgage Loan or Serviced Pari Passu Companion Loan without the written consent of the Master Servicer. The Sub-Servicer shall promptly forward all requests for Principal Prepayments to the Master Servicer, along with a payoff statement setting forth the amount of the necessary Principal Prepayment calculated by the Sub-Servicer. If the Sub-Servicer obtains actual knowledge of the incurrence of additional debt or mezzanine debt by a Mortgagor, the Sub-Servicer shall promptly, but in no event later than two (2) Business Days, deliver notice to the Master Servicer of such Mortgagor’s incurrence of such debt in the form of Exhibit KK to the Pooling and Servicing Agreement.

(25)          Section 3.19(a). The Sub-Servicer shall promptly notify the Master Servicer of any event or circumstance that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to any Mortgage Loan. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Master Servicer. Upon receipt by the Master Servicer of notice from the Special Servicer that a Specially Serviced Loan has become a Corrected Mortgage Loan, the Master Servicer shall promptly give the Sub-Servicer notice thereof and the obligation of the Sub-Servicer to service and administer such Mortgage Loan shall resume.

(26)          Sections 3.19(b), (c), (d), (e), (f) and (g) are not incorporated herein. The Sub-Servicer shall continue to process payments and maintain ongoing payment records with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan that becomes a Specially Serviced Loan and shall timely provide the Master Servicer and the Special Servicer with any information required by either to perform their respective duties under the Pooling and Servicing Agreement. Pursuant to Section 3.01(c)(18) of this Agreement, the Sub-Servicer shall be entitled to receive the Sub-Servicing Fee for so long as the Master Servicer receives its fee, with respect to each Specially Serviced Loan.

(27)          Section 3.20. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.20 of the Pooling and Servicing Agreement. Each provision of Section 3.20 of the Pooling and Servicing Agreement shall be enforceable against the Sub-Servicer in accordance with the terms thereof. The Sub-Servicer

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may not enter into any new Sub-Servicing Agreements in connection with the Mortgage Loans. The Sub-Servicer shall not commence any foreclosure or similar proceedings with respect to any Mortgaged Property without the consent of the Master Servicer, and the Sub-Servicer shall not take any action that the Master Servicer would be prohibited from taking under the Pooling and Servicing Agreement.

(28)          Section 3.25 is not incorporated herein. Notwithstanding any provision herein to the contrary, the Sub-Servicer shall not make any request to a Rating Agency for a Rating Agency Confirmation; all such requests shall be made by, and as determined necessary by, the Master Servicer. The Sub-Servicer shall not orally communicate with any Rating Agency regarding any of the Mortgage Loan documents or any matter related to the Mortgage Loans, the related Mortgaged Properties, the related Mortgagors or any other matters in connection with the Certificates or pursuant to this Agreement or the Pooling and Servicing Agreement. The Sub-Servicer agrees to comply (and to cause each and every subcontractor, vendor or agent for the Sub-Servicer and each of its officers, directors and employees to comply) with the provisions relating to communications with the Rating Agencies set forth in this Section 3.01(c)(28) of this Agreement and Sections 3.13 and 3.25 of the Pooling and Servicing Agreement and shall not deliver to any Rating Agency any report, statement, request for Rating Agency Confirmation or other information restricted by Section 3.13 or 3.25 of the Pooling and Servicing Agreement.

All information described in the immediately preceding paragraph will be provided by, and all such communications, responses and requests described in the immediately preceding paragraph will be made by, the Master Servicer in accordance with the procedures required by the Pooling and Servicing Agreement. To the extent that the Master Servicer is required to provide any information to, or communicate with, the Rating Agency in accordance with its obligations under the Pooling and Servicing Agreement and such information or communication is regarding the Mortgage Loans or the sub-servicing by the Sub-Servicer under this Agreement, the Sub-Servicer shall provide the information to the Master Servicer necessary for the Master Servicer to fulfill such obligations.

None of the foregoing restrictions in this Section 3.01(c)(28) prohibit or restrict oral or written communications, or providing information, between the Sub-Servicer and a Rating Agency with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Sub-Servicer, (ii) such Rating Agency’s or NRSRO’s approval of the Sub-Servicer as a commercial mortgage master, special or primary servicer or (iii) such Rating Agency’s or NRSRO’s evaluation of the Sub-Servicer’s servicing operations in general; provided, however, that the Sub-Servicer shall not provide any information relating to the Certificates or the Mortgage Loans to any Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency unless (x) Mortgagor, property or deal specific identifiers are redacted; or (y) the Master Servicer confirms to the Sub-Servicer in writing that such information has already been provided to the 17g-5 Information Provider and has been uploaded on to the 17g-5 Information Provider’s Website.

(29)          Sections 3.27, 3.28 and 3.29(c).

(30)          Section 3.32 is not incorporated herein. The Sub-Servicer shall not initiate or become involved in any claim or litigation that falls within the scope of Trust-Related Litigation.

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Upon becoming aware of or being named in any claim or litigation that falls within the scope of Trust-Related Litigation, the Sub-Servicer shall promptly provide written notice thereof to the Master Servicer. Notwithstanding the foregoing, (i) subject to the rights of the Special Servicer to direct actions as described in Section 3.32 of the Pooling and Servicing Agreement, the Sub-Servicer shall have the right to make determinations relating to claims against the Sub-Servicer, including but not limited to the right to engage separate counsel and to appear in any proceeding on its own behalf in the Sub-Servicer’s reasonable discretion, and (ii) in the event of any action, suit, litigation or proceeding, other than an action, suit, litigation or proceeding relating to the enforcement of the obligations of a Mortgagor, guarantor or other obligor under the related Mortgage Loan documents, or otherwise relating to one or more Mortgage Loans or Mortgaged Properties, the Sub-Servicer shall not, without the prior written consent of the Trustee and the Master Servicer, (A) initiate an action, suit, litigation or proceeding in the name of the Trustee, whether in such capacity or individually, (B) engage counsel to represent the Trustee, or (C) prepare, execute or deliver any government filings, forms, permits, registrations or other documents or take any other similar actions with the intent to cause, and that actually causes, the Trustee to be registered to do business in any state (provided that the Sub-Servicer shall not be responsible for any delay due to the unwillingness of the Trustee to grant such consent).

(31)          Section 4.01(k). The last paragraph of Section 4.01(k) is not incorporated herein.

(32)          Section 4.03 is not incorporated herein. The Sub-Servicer shall have no obligation to make P&I Advances.

(33)          Sections 6.01(a) and (e). Section 6.01(a)(i) of the Pooling and Servicing Agreement shall be deemed modified to read “The Sub-Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, and the Sub-Servicer is in compliance with the laws of each State in which any related Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.” The Sub-Servicer hereby represents and warrants to the Master Servicer, as of the date hereof, that (i) each insurance policy and fidelity bond referenced in Section 3.07(c) of the Pooling and Servicing Agreement will name the Master Servicer as an additional insured and loss payee (which insurance policy and fidelity bond, as applicable, naming the Master Servicer as an additional insured and loss payee will be provided to the Master Servicer within thirty (30) days after the Closing Date), (ii) the net worth of the Sub-Servicer determined in accordance with generally accepted accounting principles is not less than $2 million or the minimum net worth requirement of the Federal Home Loan Mortgage Corporation, as it may be modified from time to time, whichever is greater, and (iii) the Sub-Servicer is authorized to transact business in the state or states in which the Mortgaged Properties for the Mortgage Loans are situated, if and to the extent required by applicable law to the extent necessary to ensure the enforceability of the related Mortgage Loans or the compliance with its obligations under this Agreement and the Master Servicer’s obligations under the Pooling and Servicing Agreement.

(34)          Sections 11.01, 11.02, 11.03, 11.04, 11.05, 11.06, 11.07, 11.09, 11.10, 11.11, 11.12 and 11.15. The Sub-Servicer shall perform all obligations and be subject to all restrictions and requirements applicable to the Master Servicer or “Sub-Servicer” in such Sections. In addition, if the Sub-Servicer is a “Servicing Function Participant,” an “Additional Servicer” or

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“Reporting Servicer” it shall perform all obligations and be subject to all restrictions and requirements applicable to a “Servicing Function Participant” or “Reporting Servicer” in such Sections. The Sub-Servicer shall cooperate with the Master Servicer, Trustee and the Depositor (and any Other Depositor, Other Trustee and Other Certificate Administrator of any Other Securitization that includes the Serviced Pari Passu Companion Loan, as applicable) in connection with the satisfaction of the Trust’s (or the other trust’s) reporting requirements under the Exchange Act. It is hereby acknowledged that, as of the Closing Date, the Sub-Servicer is a Servicing Function Participant, a Reporting Servicer and an Additional Servicer.

The Sub-Servicer shall cooperate fully with the Master Servicer (and any Other Depositor, Other Trustee and Other Certificate Administrator) and deliver to the Master Servicer (and any Other Depositor, Other Trustee and Other Certificate Administrator) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Master Servicer, the Certificate Administrator, Depositor or the Other Depositor, as applicable, to permit the Depositor or such Other Depositor, as applicable, to comply with the provisions of Regulation AB and the related rules and regulations of the Commission and the Master Servicer to comply with its obligations under Article XI of the Pooling and Servicing Agreement, together with such disclosures relating to the Sub-Servicer, or the servicing of the Mortgage Loans, reasonably believed by the Depositor, the Certificate Administrator or the Master Servicer, or the Other Depositor, as applicable, in good faith to be necessary in order to effect such compliance.

Subject to other provisions of this Agreement restricting the right of the Sub-Servicer to retain subservicers or subcontractors, the provisions of Article XI of the Pooling and Servicing Agreement regarding retaining a “Sub-Servicer,” “Subcontractor,” “Additional Servicer” or “Servicing Function Participant” shall be applicable to any sub-servicer, subcontractor or agent hired by the Sub-Servicer to perform any of its obligations hereunder and the Sub-Servicer shall comply with such provisions.

With respect to any period that the Sub-Servicer is a Servicing Function Participant or a servicer as contemplated by Item 1108(a)(2) of Regulation AB, the Sub-Servicer shall perform all obligations under Section 11.02 of the Pooling and Servicing Agreement applicable to a Servicing Function Participant or such a servicer (including, without limitation, any obligation or duty the Master Servicer is required under Section 11.02 of the Pooling and Servicing Agreement to cause (or use commercially reasonable efforts to cause) a Servicing Function Participant or such a servicer to perform).

Any Additional Form 10-D Disclosure and related Additional Disclosure Notification required to be delivered by the Sub-Servicer shall be delivered to the Master Servicer (and, if the Sub-Servicer is a Servicing Function Participant, also to the Depositor and the Certificate Administrator (and any Other Depositor and Other Certificate Administrator)) within the time provided in Section 11.04 of the Pooling and Servicing Agreement.

The Sub-Servicer shall provide all reasonable cooperation (with respect to information regarding the Sub-Servicer or the Mortgage Loans) to enable the Master Servicer to provide any Additional Form 10-K Disclosure. Any Additional Form 10-K Disclosure and related Additional Disclosure Notification required to be delivered by the Sub-Servicer shall be delivered to the

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Master Servicer (and, if the Sub-Servicer is an Additional Servicer or a Servicing Function Participant, also to the Depositor and the Certificate Administrator (and any Other Depositor and Other Certificate Administrator)) by the fifth (5th) Business Day prior to March 1st of each year, commencing in March 2016 (or, solely with respect to its delivery obligation in 2016, by the fifth (5th) Business Day prior to March 15th).

The Sub-Servicer (without regard to whether the Sub-Servicer is a Servicing Function Participant) shall provide a Performance Certification described in Section 11.06 of the Pooling and Servicing Agreement (on which the Master Servicer and its officers, directors and Affiliates, in addition to the Certification Parties, can reasonably rely) to the Master Servicer by the fifth (5th) Business Day prior to March 1st (or, solely with respect to its delivery obligation in 2016, by the fifth (5th) Business Day prior to March 15th) of each year in which the Trust is subject to the reporting requirements of the Exchange Act, commencing in March 2016. If the Sub-Servicer is a Servicing Function Participant, such Performance Certification shall also be provided to the Depositor and the Certificate Administrator (and any Other Depositor and Other Certificate Administrator) by the time required by the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant or an Additional Servicer, such Performance Certification shall be delivered only to the Master Servicer. In addition, the Sub-Servicer (a) shall provide such information and assistance as may be reasonably required to cooperate with the Master Servicer in complying with Section 11.06 of the Pooling and Servicing Agreement and (b) shall cooperate with the Master Servicer’s reasonable requests in performing its due diligence for its certification under Section 11.06 of the Pooling and Servicing Agreement.

Any Form 8-K Disclosure Information and related Additional Disclosure Notification required to be delivered by the Sub-Servicer shall be delivered to the Master Servicer (and, if the Sub-Servicer is a Servicing Function Participant or an Additional Servicer, also to the Depositor and the Certificate Administrator (and any Other Depositor and Other Certificate Administrator)) within the time provided in Section 11.07 of the Pooling and Servicing Agreement.

The Sub-Servicer (without regard to whether the Sub-Servicer is an Additional Servicer or a Servicing Function Participant) shall deliver its Officer’s Certificate required by Section 11.09 of the Pooling and Servicing Agreement to the Master Servicer on or before the fifth (5th) Business Day prior to March 1st of each year, commencing in March 2016 (or, solely with respect to its delivery obligation in 2016, by the fifth (5th) Business Day prior to March 15th). If the Sub-Servicer is an Additional Servicer or a Servicing Function Participant, the Sub-Servicer shall also deliver such Officer’s Certificate to the Trustee, Certificate Administrator, Depositor and 17g-5 Information Provider (and any Other Depositor and Other Certificate Administrator) within the time provided in Section 11.09 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not an Additional Servicer or a Servicing Function Participant, such Officer’s Certificate shall be delivered only to the Master Servicer.

The Sub-Servicer (without regard to whether the Sub-Servicer is a Servicing Function Participant) shall deliver the items required under Sections 11.10 and 11.11 of the Pooling and Servicing Agreement regarding itself (the “report on an assessment of compliance with Relevant Servicing Criteria” and “accountants’ report”) to the Master Servicer on or before the fifth (5th) Business Day prior to March 1st of each year, commencing in March 2016 (or, solely with

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respect to its delivery obligation in 2016, by the fifth (5th) Business Day prior to March 15th). If the Sub-Servicer is a Servicing Function Participant, the report on an assessment of compliance with Relevant Servicing Criteria and accountants’ report shall also be delivered to the Certificate Administrator, Depositor, Trustee and 17g-5 Information Provider (and any Other Depositor and Other Certificate Administrator) within the time provided in Sections 11.10 and 11.11 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant, the report on an assessment of compliance with Relevant Servicing Criteria and accountants’ report shall be delivered only to the Master Servicer.

Section 11.12 of the Pooling and Servicing Agreement shall be incorporated herein and apply to the Sub-Servicer for so long as the Sub-Servicer is a Servicing Function Participant or an Additional Servicer to the same extent such section applies to the Master Servicer. To the extent the Sub-Servicer is an Affected Reporting Party, the Sub-Servicer shall comply with the requirements set forth in Section 11.12 of the Pooling and Servicing Agreement and incorporated herein by reference, including, but not limited to, obtaining the consent of the Depositor and the Master Servicer (in each case, which consent shall not be unreasonably denied, withheld or delayed), to directly communicate with the Commission or its staff and negotiate a response and/or resolution with the Commission or its staff and copying the Master Servicer on all material communications with the Commission or its staff. All reasonable out-of-pocket costs and expenses incurred by the Depositor and the Master Servicer (including reasonable legal fees and expenses of outside counsel to the Depositor and the Master Servicer) in connection with the foregoing and any amendments to any reports filed with the Commission or its staff therewith shall be promptly paid by the Sub-Servicer upon receipt of an itemized invoice from the Depositor and/or the Master Servicer, as applicable.

The Sub-Servicer shall indemnify and hold harmless the Master Servicer (including any of its partners, directors, officers, employees or agents) against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and other costs and expenses incurred by the Master Servicer or such other Person arising out of (i) an actual breach by the Sub-Servicer of its obligations under this Section 3.01(c)(34), (ii) negligence, bad faith or willful misconduct on the part of the Sub-Servicer in the performance of such obligations or (iii) delivery of any Deficient Exchange Act Deliverable.

The Sub-Servicer shall indemnify and hold harmless each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of (i) a breach of its obligations to provide any of the annual compliance statements or annual assessment of compliance with the servicing criteria or attestation reports pursuant to this Agreement, (ii) negligence, bad faith or willful misconduct on its part in the performance of such obligations, (iii) any failure by the Sub-Servicer, as a Servicer (as defined in Section 11.02(b) of the Pooling and Servicing Agreement), to identify a Servicing Function Participant retained by it pursuant to Section 11.02(c), of the Pooling and Servicing Agreement or (iv) delivery of any Deficient Exchange Act Deliverable.

If the indemnification provided for in this Section 3.01(c)(34) is unavailable or insufficient to hold harmless any Certification Party or the Master Servicer, then the Sub-Servicer shall contribute to the amount paid or payable to the Certification Party or the Master

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Servicer as a result of the losses, claims, damages or liabilities of the Certification Party or the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Certification Party or the Master Servicer on the one hand and the Sub-Servicer on the other in connection with a breach of the Sub-Servicer’s obligations pursuant to this Section 3.01(c)(34).

(35)          Section 12.01 is not incorporated herein. The Sub-Servicer shall cooperate fully with the Master Servicer and deliver to the Master Servicer any and all statements, reports, certifications, records and any other information in its possession necessary in the good faith determination of the Master Servicer to permit the Master Servicer to comply with its obligations under Article XII of the Pooling and Servicing Agreement.

Section 3.02     Merger or Consolidation of the Sub-Servicer.

The Sub-Servicer shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to the business of the Sub-Servicer, or any Person succeeding to all or substantially all of the servicing business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a business entity whose business includes the origination and servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated to the extent required by applicable law, (ii) must be an approved servicer of multifamily mortgage loans for Freddie Mac or Fannie Mae or a HUD-approved servicer, (iii) must be reasonably acceptable to the Master Servicer, (iv) shall have assumed in writing the obligations of the Sub-Servicer under this Agreement, and (v) must not be a Prohibited Party.

Section 3.03     Limitation on Liability of the Sub-Servicer and Others.

Neither the Sub-Servicer nor any of the officers, employees or agents of the Sub-Servicer shall be under any liability to the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such Person against liability for any breach of any representation, warranty or covenant made herein, or failure to perform its obligations in compliance with the Servicing Standard, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement, or against any expense or liability specifically required to be borne by the Sub-Servicer without right of reimbursement pursuant to the terms hereof, or any liability which would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the

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performance of obligations or duties hereunder, or by reason of negligent disregard of obligations or duties hereunder. The Sub-Servicer and any officer, employee or agent of the Sub-Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Sub-Servicer shall not be under any obligation to appear in, prosecute or defend any legal or administrative action (whether in equity or at law), proceeding, hearing or examination that is not incidental to its duties under this Agreement or which, in its opinion may involve it in any expenses or liability for which it would not be reimbursed hereunder; provided, however, the Sub-Servicer may, with the consent of the Master Servicer, undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities for which the Sub-Servicer shall be entitled to be reimbursed to the extent the Master Servicer is reimbursed therefor by the Trust. If and only to the extent provided pursuant to Section 6.04 of the Pooling and Servicing Agreement, the Sub-Servicer shall be indemnified and held harmless by the Trust against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and another costs, liabilities, fees and expenses incurred in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to this Agreement, the Mortgage Loans or the Certificates, other than any loss, liability or expense: (i) specifically required to be borne by the Sub-Servicer, without right of reimbursement, pursuant to the terms hereof; (ii) incurred in connection with any breach of a representation or warranty made by the Sub-Servicer herein, or (iii) incurred by reason of the Sub-Servicer’s bad faith, willful misconduct or negligence in the performance of its obligations or duties hereunder, or by reason of negligent disregard of such obligations or duties. The Sub-Servicer shall not have any direct rights of indemnification that may be satisfied out of assets of the Trust, but will be entitled to the indemnification described above only through the Master Servicer to the full extent that the Master Servicer is indemnified by the Trust for such amounts pursuant to the Pooling and Servicing Agreement.

Section 3.04     Sub-Servicer Resignation.

The Sub-Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon mutual consent of the Sub-Servicer and the Master Servicer and payment by the Sub-Servicer of all reasonable out-of-pocket costs and expenses of the Master Servicer in connection with such resignation and transfer of servicing, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Sub-Servicer. Any such determination permitting the resignation of the Sub-Servicer pursuant to clause (b) shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer, which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer.

Section 3.05     No Transfer or Assignment of Servicing.

With respect to the responsibility of the Sub-Servicer to service the Mortgage Loans hereunder, the Sub-Servicer acknowledges that the Master Servicer has acted in reliance upon the Sub-Servicer’s independent status, the adequacy of its servicing facilities, plant, personnel,

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records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 3.05, the Sub-Servicer shall neither assign or transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, without the prior written approval of the Master Servicer, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, prior to any assignment or transfer by the Sub-Servicer of this Agreement or the servicing hereunder (the “Sub-Servicing Rights”), the Sub-Servicer shall allow the Master Servicer an opportunity to bid on the purchase of such Sub-Servicing Rights. The Sub-Servicer may also solicit bids from any other parties independent of the Master Servicer.

Section 3.06     Indemnification.

The Master Servicer and the Sub-Servicer each agrees to and hereby does indemnify and hold harmless the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer, may sustain arising from or as a result of any willful misconduct, bad faith or negligence of the Master Servicer or Sub-Servicer, as applicable, in the performance of its obligations and duties under this Agreement or by reason of negligent disregard by the Master Servicer or Sub-Servicer, as applicable, of its duties and obligations hereunder or by reason of breach of any representations or warranties made by the Master Servicer or Sub-Servicer, as applicable, herein; provided, that such indemnity shall not cover indirect or consequential damages. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. This Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer.

ARTICLE IV

SUB-SERVICER TERMINATION EVENTS

Section 4.01     Sub-Servicer Termination Events.

In case one or more of the following events (each, a “Sub-Servicer Termination Event”) by the Sub-Servicer shall occur and be continuing, that is to say:

(a)          any failure by the Sub-Servicer to deposit into the Sub-Servicer Collection Account or any Servicing Account, or remit to the Companion Paying Agent for deposit into the related Companion Distribution Account, or to deposit into, or to remit to the Master Servicer for deposit into, the Collection Account, on the dates and at the times required by this Agreement, any amount required to be so deposited or remitted under this Agreement, which failure continues unremedied for one (1) Business Day following the date on which such deposit or remittance is required to be made; or

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(b)          the Sub-Servicer shall fail three (3) times within any two (2) year period to (i) timely make available and certify to the Master Servicer the information called for on Exhibit E attached hereto as required by Sections 3.01(c)(2), (5), (12) and (21) of this Agreement, which failure continues unremedied for five (5) Business Days after the Sub-Servicer’s receipt of notice from the Master Servicer of such failure, or (ii) timely provide to the Master Servicer any required Remittance Report or Collection Report which failure continues unremedied for five (5) Business Days; or

(c)          the Sub-Servicer shall fail three (3) times within any two (2) year period to timely provide to the Master Servicer any report or exhibit required by this Agreement to be provided to the Master Servicer, each of which failure continues unremedies for five (5) Business Days after the Sub-Servicer’s receipt of notice from the Master Servicer of such failure; provided that the Master Servicer may grant the Sub-Servicer a written waiver of any provision of this Agreement requiring a report or exhibit, which such report or exhibit shall not be subject to the terms of this clause (c) while such waiver is in effect; or

(d)          any failure on the part of the Sub-Servicer duly to observe or perform in any material respect any of its other covenants or obligations contained in this Agreement which continues unremedied for a period of twenty-five (25) days (or (A) with respect to any year that a report on Form 10-K is required to be filed, three (3) Business Days in the case of the Sub-Servicer’s obligations contemplated by Article XI of the Pooling and Servicing Agreement Section 3.01(c)(34) of this Agreement or (B) ten (10) days in the case of payment of an insurance premium) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; or

(e)          any breach on the part of the Sub-Servicer of any representation or warranty contained in Section 6.01(a) of the Pooling and Servicing Agreement as incorporated herein which materially and adversely affects the interests of the Master Servicer or any Class of Certificateholders or the Companion Holder and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; or

(f)          a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of sixty (60) days; or

(g)          the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

(h)          the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or

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reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

(i)           the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder except as permitted by this Agreement; or

(j)           either of Moody’s or KBRA (or, in the case of Serviced Pari Passu Companion Loan Securities, any Companion Loan Rating Agency) has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates or classes of Serviced Pari Passu Companion Loan Securities, or (B) placed one or more Classes of Certificates or classes of Serviced Pari Passu Companion Loan Securities on “watch status” in contemplation of a ratings downgrade or withdrawal (and such qualification, downgrade, withdrawal or “watch status” placement shall not have been withdrawn within sixty (60) days), and, in the case of either of clauses (A) or (B), publicly citing servicing concerns with the Sub-Servicer as the sole or a material factor in such rating action; or

(k)          any other event caused by the Sub-Servicer which creates a Servicer Termination Event with respect to the Master Servicer under the Pooling and Servicing Agreement; or

(l)           any failure by the Sub-Servicer to deliver any Exchange Act reporting items required to be delivered by the Sub-Servicer to the Master Servicer, the Certificate Administrator or the Depositor hereunder or under Article XI of the Pooling and Servicing Agreement by the time required hereunder or under Article XI of the Pooling and Servicing Agreement after any applicable grace periods; or

(m)         any failure by the Sub-Servicer to perform in any material respect any of its covenants or obligations contained in this Agreement regarding creating, obtaining or delivering any Exchange Act reporting items required for any party to the Pooling and Servicing Agreement to perform its obligations under Article XI of the Pooling and Servicing Agreement or under the Exchange Act; or

(n)          the failure of the Sub-Servicer to comply with any requirements to deliver any items required by Items 1122 and 1123 of Regulation AB under any other pooling and servicing agreement relating to any other series of certificates for which the Depositor or an Affiliate is the depositor.

If any Sub-Servicer Termination Event shall occur and be continuing, then, and in each and every such case, so long as such Sub-Servicer Termination Event shall not have been remedied, the Master Servicer may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as Sub-Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under Section 4.01 of this Agreement, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to

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effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Sub-Servicer agrees that if it is terminated pursuant to Section 4.01 of this Agreement, it shall promptly (and in any event no later than ten (10) Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer’s functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the Sub-Servicer’s responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer’s obligations hereunder, including, without limitation, the transfer within one (1) Business Day to the Master Servicer for administration by it of all cash amounts which shall at the time be or should have been credited by the Sub-Servicer to the Sub-Servicer Collection Account, the Collection Account or any Servicing Account, or thereafter be received with respect to the Mortgage Loans (provided, however, that the Sub-Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 3.03 of this Agreement notwithstanding any such termination).

In addition to any other rights the Master Servicer may have hereunder, (A) if the Sub-Servicer fails to remit to the Master Servicer when due the total pool remittance required to be remitted under this Agreement (whether or not such failure constitutes a Sub-Servicer Termination Event), then interest shall accrue on the amount of the total pool remittance and the Sub-Servicer shall promptly pay such interest to the Master Servicer, at a per annum rate equal to the Reimbursement Rate from and including the date when such remittance was required to be made to but excluding the day when such remittance is actually made, and (b) if the Sub-Servicer fails to remit a single loan remittance more than five (5) days after the applicable single loan payment or collection was received by the Sub-Servicer, then interest shall accrue on the amount of such single loan remittance and the Sub-Servicer shall promptly pay such interest to the Master Servicer, at a per annum rate equal to the Reimbursement Rate from and including the date when such remittance was required to be made to but excluding the date when such remittance is actually made.

Section 4.02          Waiver of Defaults.

The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Sub-Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 4.03          Other Remedies of Master Servicer.

During the continuance of any Sub-Servicer Termination Event, so long as such Sub-Servicer Termination Event shall not have been remedied, the Master Servicer, in addition to the rights specified in Section 4.01 of this Agreement, shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and

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remedies (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Sub-Servicer Termination Event.

ARTICLE V

TERMINATION

Section 5.01          Termination. Except as otherwise specifically set forth herein, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee): (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and the remittance of all funds due hereunder; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing; (iii) pursuant to Section 5.02 of this Agreement; (iv) at the option of any purchaser of one or more Mortgage Loans pursuant to the Pooling and Servicing Agreement, upon such purchase and only with respect to such purchased Mortgage Loan or Mortgage Loans; (v) upon a Mortgage Loan becoming an REO Loan, and only with respect to such Mortgage Loan; or (vi) upon termination of the Pooling and Servicing Agreement.

Section 5.02          Termination With Cause.

The Master Servicer may, at its sole option, terminate any rights the Sub-Servicer may have hereunder with respect to any or all of the Mortgage Loans, as provided in Section 4.01 of this Agreement upon the occurrence of a Sub-Servicer Termination Event.

Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section 6.05 of this Agreement.

Section 5.03          Reserved.

Section 5.04          Termination of Duties with Respect to Specially Serviced Loans.

At such time as any Mortgage Loan becomes a Specially Serviced Loan, the obligations and duties of the Sub-Servicer set forth herein with respect to such Specially Serviced Loan that are required to be performed by the Special Servicer under the Pooling and Servicing Agreement shall cease in accordance with Section 3.01(c) of this Agreement. The Sub-Servicer shall continue to perform all of its duties hereunder with respect to the Specially Serviced Loans to the extent set forth in Section 3.01 of this Agreement. If a Specially Serviced Loan becomes a Corrected Mortgage Loan, the Sub-Servicer shall commence servicing such Corrected Mortgage Loan pursuant to the terms of this Agreement.

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ARTICLE VI

MISCELLANEOUS

Section 6.01          Successor to the Sub-Servicer.

Concurrently with the termination of the Sub-Servicer’s responsibilities and duties under this Agreement pursuant to Section 3.04, 4.01, 5.01 or 5.02 of this Agreement, the Master Servicer shall (i) succeed to and assume all of the Sub-Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer’s responsibilities, duties and liabilities under this Agreement.

Section 6.02          Financial Statements.

The Sub-Servicer shall, upon the request of the Master Servicer, make available its publicly available financial statements, and other records relevant to the performance of the Sub-Servicer’s obligations hereunder.

Section 6.03          Closing.

The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Mortgage Loans shall take place on the Closing Date. At the Master Servicer’s option, the closing shall be either by electronic mail or conducted in person, at such place as the parties shall agree.

The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

Section 6.04          Closing Documents.

The Closing Documents shall consist of all of the following documents:

(a)          to be provided by the Sub-Servicer:

(1)              this Agreement executed by the Sub-Servicer;

(2)              a Secretary’s Certificate of the Sub-Servicer, dated the Closing Date addressing certain organizational and authorization matters and reasonably satisfactory to the Master Servicer;

(3)              [reserved]; and

(4)              the account certifications in the form of Exhibit F hereto required by Section 3.01(c)(4) and (8) of this Agreement, fully completed; and

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(b)          to be provided by the Master Servicer:

(1)              this Agreement executed by the Master Servicer; and

(2)              the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

(3)              the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

Section 6.05          Notices.

Except as provided herein, all demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

(i)             if to the Master Servicer:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
MAC D1086
550 South Tryon Street, 14th Floor
Charlotte, North Carolina 28202
Attention: WFCM 2015-P2

with a copy to:

Wells Fargo Bank, National Association Legal Department 301 S. College St., TW-30 Charlotte, North Carolina 28288-0630 Attention: Commercial Mortgage Servicing Legal Support, Reference: WFCM 2015-P2

(ii)	if to the Sub-Servicer:

Principal Global Investors, LLC
801 Grand Avenue
DesMoines, Iowa 50392-1450
Attention: Steve Johnson, Managing Director
Telephone No.: (515) 246-7095
Fax No. (866) 850-4022
Reference: WFCM 2015-P2

or such other address as may hereafter be furnished to the other party by like notice.

The notice address for the Depositor is set forth in Section 13.05 of the Pooling and Servicing Agreement. If the Master Servicer receives notice from the Depositor of an address

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change as contemplated by Section 13.05 of the Pooling and Servicing Agreement, the Master Servicer shall promptly notify the Sub-Servicer of such change.

Section 6.06          Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 6.07          Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

Section 6.08          Governing Law.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND

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(IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED.

Section 6.09          Protection of Confidential Information.

The Sub-Servicer shall keep confidential and shall not divulge to any party other than the Master Servicer, the Depositor, the Special Servicer or the Trustee, without the Master Servicer’s prior written consent, any information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Sub-Servicer to do so (a) in working with third-party vendors, property inspectors, legal counsel, auditors, taxing authorities or other governmental agencies, (b) in accordance with this Agreement, (c) when required by any law, regulation, ordinance, court order or subpoena or (d) in disseminating general statistical information relating to the mortgage loans being serviced by the Sub-Servicer (including the Mortgage Loans) so long as the Sub-Servicer does not identify the Certificateholders, the Mortgagors or the Mortgaged Properties; provided that the foregoing covenant shall not apply to information that becomes public knowledge other than by disclosure by the Sub-Servicer.

Section 6.10          Intention of the Parties.

It is the intention of the parties that the Master Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Mortgage Loans and all rights related thereto.

Section 6.11          Third Party Beneficiary.

The Depositor (with respect to Section 3.01(c)(34) of this Agreement) and the Trustee (for the benefit of the Certificateholders) and the Trustee (as holder of the Uncertificated Lower Tier Interests) shall each be a third party beneficiary under this Agreement, provided that, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Depositor, the Trustee, the Trust, the Operating Advisor, the Certificate Administrator, any successor Master Servicer, or any Certificateholder shall have any duties under this Agreement or any liabilities arising herefrom. The Depositor and each Certification Party shall be a third party beneficiary under this Agreement solely with respect to the obligations of the Sub-Servicer under Section 3.01(c)(34) of this Agreement.

Section 6.12          Successors and Assigns; Assignment of Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Master Servicer and the respective successors and assigns of the Sub-Servicer and the Master Servicer. This Agreement shall not be assigned, pledged or hypothecated by the

32

Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement (including, by reason of a Servicer Termination Event), the Trustee or its designee or any other successor to the Master Servicer may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement or, alternatively, may act in accordance with Section 7.02 of the Pooling and Servicing Agreement under the circumstances described therein (subject to Section 3.20(g) of the Pooling and Servicing Agreement).

Section 6.13          Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 6.14          Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 6.15          General Interpretive Principles.

The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

Section 6.16          Complete Agreement.

This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

Section 6.17          Further Agreement.

The Sub-Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 6.18          Amendments.

This Agreement may only be amended with the consent of the Sub-Servicer and the Master Servicer. No amendment to the Pooling and Servicing Agreement that purports to change the rights or obligations of the Sub-Servicer hereunder shall be effective against the Sub-Servicer without the express written consent of the Sub-Servicer (which consent shall not be unreasonably withheld).

33

IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Marcus Thomas
Name: Marcus Thomas
Title: Director

PRINCIPAL GLOBAL INVESTORS, LLC

By:	/s/ Diane McGuire
Name: Diane L. McGuire
Title: Manager - CMBS Loan Servicing

By:	/s/ Patricia A. Scallon
Name: Patricia A. Scallon
Title: Counsel

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Property Name	Cut-Off Date Balance	Sub-Servicing Fee%
3	Pineapple Hotel Portfolio	$61,500,000	0.01000%
4	Adler Office	$40,200,000	0.03000%
5	Adler Industrial	$16,800,000	0.03000%
7	Heritage Industrial Portfolio	$41,000,000	0.02000%*
13	Home Depot Jamaica	$25,000,000	0.04000%
14	Aloft Nashville West End	$24,600,000	0.01000%
15	Merritt Creek Farm Shopping Center	$22,000,000	0.04000%
24	Marley Manor Apartments	$12,100,000	0.01000%
26	Hawthorne Business Center	$11,800,000	0.04000%
60	University Center South	$3,080,983	0.03000%

* The Sub-Servicing Fee Rate for the Serviced Pari Passu Companion Loan is also 0.0200%.

A-1

EXHIBIT B

[RESERVED]

B-1

EXHIBIT C

POOLING AND SERVICING AGREEMENT

Previously Delivered.

C-1

EXHIBIT D

[RESERVED]

D-1

EXHIBIT E

QUARTERLY SERVICING CERTIFICATION

Sub-Servicer:

RE: WFCM Series 2015-P2

Pursuant to the Servicing Agreement(s) between Wells Fargo Bank, National Association and [Sub-Servicer], we certify with respect to each mortgage loan serviced by us for Wells Fargo Bank, National Association that, as of the quarter ending, except as otherwise noted below:

All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.

Based on [Sub-Servicer’s] monitoring of the insurance in accordance with the Servicing Standard, all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Servicing Agreement(s).

All necessary action has been taken to continue all UCC Financing Statements in favor of the originator of each mortgage loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

All reserves are maintained and disbursed in accordance with the loan documents and no obligation for which a reserve is held has not been completed within the time required by the applicable document.

EXCEPTIONS:

Servicing Officer	Date

E-1

EXHIBIT F

FORM OF ACCOUNT CERTIFICATION

Securitization:

Sub-Servicer:

New Account	Change of Account Information

Indicate purpose of account (check all that apply):

Principal & Interest	Deposit Clearing
Taxes & Insurance	Disbursement Clearing
Reserves (non-interest bearing)	Suspense
Reserves (interest bearing)

Account Number:

Account Name:

Depository Institution (and Branch):

Name:

Street:

City, State, Zip:

Rating Agency:	Rating:

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by:

Signature:

Title:

Date:

Telephone:	Fax:

F-1

EXHIBIT G

FORM OF COLLECTION REPORT

Series _____

Month of ____________

1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39
														Sched Addl Sub-Sub Fee	Neg Am/ Deferred Int Amount
Sub Serv ID	Master Servicer Loan#	Sub- Servicer Loan#	Prosp ID	Sched Due Date	Begin Balance Prior to Pmt	Ending Balance After Pmt	Paid Thru Date	Current Note Rate	Sub- Servicer Fee Rate	Sched Prin Pmt	Sched Int Pmt	Sched P&I Amount	Sched Sub-Serv Fee			Unsched Principal Rec’d	Other Principal Adjust	Other Interest Adjust	Liq/ Prepmt Date	Prepmt Penalty / YM Rec’d	Prepmt Int Exc/Short	Liq/ Prepmt Code	T&I Advances O/S	Pmt Eff Date Recd	Actual Principal Rec’d	Actual (Gross) Interest Rec’d	Actual Sub-Servicer Fee Paid	Addl Sub-Sub Fee Paid	Actual (Net) Interest Rec’d	Late Charges Rec’d	Default Interest Rec’d	Assum Fees Rec’d	Addl Fees Rec’d	Remittance Amount	Actual Loan Balance	Total Reserve Balance	Pmt Loan Status	Comments

										0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00		0.00		0.00	0.00	0.00			0.00	0.00	0.00	0.00	0.00

																																	NET REMIT TO MS	-

G-1

EXHIBIT H

FORM OF CERTIFICATE OF INSURANCE

Sub-Servicer:

Re:         WFCM Series 2015-P2

Pursuant to the Sub-Servicing Agreement(s) between Wells Fargo Bank, National Association and [Sub-Servicer], based on [Sub-Servicer’s] monitoring of the insurance in accordance with the Servicing Standard, we certify with respect to each Mortgage Loan serviced by us for Wells Fargo Bank, National Association that all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Sub-Servicing Agreement(s).

Servicing Officer	Date

H-1

EXHIBIT I

NEW LEASE INFORMATION

Loan #	Property Type:	Tenant:
Property Name/Address:
Term (Years, Months):	Sq Ft Gross Rentable:	Net Rentable
Begin Lease Date:		Retail
End Lease Date:		Office
Occupancy Date (if diff):		Other

Minimum Rent	(S/SF/YR)

(Mo/Yr) Escalation:	CPI	Other
Change to	on
Change to	on
Change to	on
Change to	on

Percentage Rent

% Amount	For	% Rent Due:
	For		Monthly
	Up to		Quarterly
	Up to		Annually

Breakpoint	(S/Yr)	Sales Report Due:

(Mo/Yr)
Change to	on		Monthly
Change to	on		Quarterly
Change to	on		Annually

Recoveries

Taxes	Per
Insurance	Per
Cam	Per
HVAC	Per
Adver/Promo	Per
Per
Per
Management	Per

I-1

Renewal Options

Term	SF
Minimum rent	Gross Rentable
% Rent	Net Rentable

Landlord Costs

Alterations:
Commissions:
Moving Allowances:
Buyout Clauses:
Other:

Building Insurance Requirements

Tenant maintains fire & ED on building(s); will need coverage to renew
Does not furnish building coverage
General liability naming landlord mortgagee as additional insured; will need coverage for review
General liability without mentioning landlord’s mortgagee; do not need coverage

Waiver of Subrogation

N/A
Mutual; will need endorsement
Landlord only; will need endorsement
Tenant only; do not need endorsement

Comments:

Attachments:

Original Lease
Original Subordination Agreement

I-2

EXHIBIT J

QUARTERLY SERVICING ACCOUNTS RECONCILIATION CERTIFICATION

Sub-Servicer:

Re:	WFCM Series 2015-P2

Pursuant to the Sub-Servicing Agreement between Wells Fargo Bank, National Association and the above named Sub-Servicer, I certify with respect to each transaction serviced by us, as noted above, for Wells Fargo Bank, National Association that as of ______________________, all collection accounts and servicing accounts have been properly reconciled and the reconciliations have been reviewed and approved by Sub-Servicer’s management, except as otherwise noted below:

EXCEPTIONS:

Servicing Officer	Date

J-1

EXHIBIT K

TASK LIST

SERVICER/SUB-SERVICER TASK LIST (SECURITIZATION)

Note:	Some listed tasks designate more than one party to perform that function by placing an “X” in more than one column. In these instances the parties shall follow any specific guidance about the allocation of responsibilities in completing the task found in the terms of this Agreement. In the absence of specific allocation of obligations in this Agreement the parties shall work in good faith to allocate responsibilities in a fair and equitable manner

	MASTER SERVICER	SUB- SERVICER	CUSTODIAN

1. Asset Files
Credit file management	X	X
Original collateral file (security)			X
Authorized parties list for request for release of collateral from Custodian	X
Provide access to servicing files and copies of servicing files or of specific docs upon request to the Servicer		X
Request delivery of files from Custodian upon request and certification of Sub-Servicer	X

2. Property Taxes
Preparation and delivery of quarterly servicing certification regarding taxes		X
Monitoring of tax status — Loans with/without escrows		X
Recommendation of payment of taxes — Loans with/without escrows		X
Notification of advance requirement 3 business days prior to advance being required		X
Payment of taxes — with sufficient escrows		X
Payment of taxes — with escrow shortfall	X

3. Property Insurance
Preparation and delivery of quarterly servicing certification regarding insurance		X
Monitoring of insurance status — Loans with/without escrows		X
Ensure insurance carrier meets applicable qualifications		X
Ensure insurance in favor of the Servicer		X
Recommendation of payment or force placement of insurance with/without escrow		X
Notification of advance requirement or force placement of insurance 3 business days prior to advance being required		X
Payment of insurance — with sufficient escrows		X

K-1

	MASTER SERVICER	SUB- SERVICER	CUSTODIAN
Payment of insurance or force placement — with escrow shortfall	X
If not a Major Decision
Preparation and presentment of claims		X
Collection of insurance proceeds		X
If a Major Decision
Preparation and presentment of claims		X
Collection of insurance proceeds		X

4. UCC Continuation Filings
Preparation and delivery of quarterly servicing certification regarding UCC’s		X
Maintain tickler system of refiling the dates on all Loans		X
File UCC Continuation Statements		X
Pay recording fees		X
Monitor tickler system		X

5. Collection/Deposit/Distribution of P&I payments and Principal Prepayments
Collection and deposit of loan P&I payments		X
Remittance of available P&I payments to Servicer and B Note holders, as applicable, net of Sub-Servicing Fee then due and payable to Sub-Servicer from such funds		X
Provide Remittance Reports and/or Collection Reports to Servicer		X
Approval of Prepayment Premiums	X

6. Collection/Deposit/Disbursement of Reserves
Collection and deposit of reserves		X
Approval of Disbursement of Reserves – If not a Major Decision		X
Approval of Disbursement of Reserves – If a Major Decision	X2
Disbursement of reserves		X

7. Customer Billing Collection and Customer Service
Contact delinquent borrowers by phone 3 days after delinquent date		X
Send 30 day delinquent notices		X
Send notice of balloon payment to each Mortgagor one year, 180, and 90 days prior to the related maturity date		X

2    Or Special Servicer if required by Pooling and Servicing Agreement

K-2

	MASTER SERVICER	SUB- SERVICER	CUSTODIAN
Provide copy of Balloon Mortgage Loan notice to Servicer		X

8. Escrows
Setup and monitor Escrow Accounts including escrow analysis		X
Pay borrower investment income required, if applicable		X
Prepare annual escrow analysis		X

9. Loan payment history/calculation
Maintain loan payment history		X
Create payoff/reinstatement statements and telecopy or email to Servicer		X
Approve payoff calculations and telecopy or email approval to Sub-Servicer promptly (but no later than five (5) Business Days after receipt of request or such later date as necessary to obtain any consents or approvals required by any related intercreditor or other related agreement)	X

10. Monitoring of Financial and Legal Covenants
Collect quarterly and annual operating statements, budgets, rent rolls and borrower financial statements, as applicable		X
Deliver one (1) copy of quarterly and annual operating statements, budgets, rent rolls and borrower financial statement, as applicable, within thirty 30 days of Sub-Servicer’s receipt		X

11. Borrower Inquiries/Performing Loans
Respond to routine billing questions		X
Assumptions & Due on sale:
Borrower contact and data gathering		X
Underwriting and analysis		X
Obtain Special Servicer approval of assumption		X
Approve assumption (if Special Servicer consents)		X
Close assumption (directly with Borrower)		X
Additional Liens, Monetary Encumbrances or Mezzanine Financing:
Borrower contact and data gathering		X
Underwriting and analysis	X
Obtain Special Servicer approval of additional lien monetary encumbrance or mezzanine financing	X
Approve additional lien monetary encumbrance or mezzanine financing (if Special Servicer consents)	X

K-3

	MASTER SERVICER	SUB- SERVICER	CUSTODIAN
Close additional lien, monetary encumbrance or mezzanine financing (directly with Borrower)		X
Modifications, Waivers, Consents and Extensions (not otherwise provided in this Agreement):
Borrower contact and data gathering		X
Underwriting, analysis and recommendation		X
Approval of modification, waivers, consents and extensions (If not a Major Decision)		X
Obtain any necessary Special Servicer approval of modification, waiver, consent and extensions (If a Major Decision) and copy the Master Servicer on correspondence to the Special Servicer		X
Approve modification, waiver, consent and extensions (If a Major Decision)	X3
Closing Documents and Closing		X
Response to request for Discounted Payoffs, Workouts, Restructures, Forbearances and Casualties	X
Condemnation (only with respect to Specially Serviced Mortgage Loans the Servicer will perform such functions)	X	X

12. Reports due at or following Closing
Account Certifications (Exhibit F) - at Closing		X
Certificate of Insurance (Exhibit H) – 15 days after Closing		X
Initial CREFC Loan Setup File	X
Initial CREFC Property File	X
Initial CREFC Comparative Financial Status Report	X

13. Monthly Reporting
• CREFC Reports (CREFC Property File, CREFC Servicer Watch List, CREFC Comparative Financial Status Report, CREFC Loan Level Reserve/LOC Report and CREFC Total Loan Report)		X
• Day One Report		X
• Remittance Report and/or Collection Report		X

14. Quarterly Reporting
• Quarterly Servicing Account (Exhibit J)		X
• Quarterly Servicing Certification (Exhibit E)		X
• CREFC NOI Adjustment Worksheet		X

3    Or Special Servicer if required by Pooling and Servicing Agreement

K-4

	MASTER SERVICER	SUB- SERVICER	CUSTODIAN
• CREFC Operating Statement Analysis Report		X

15. Release of Collateral
Borrower contact and data gathering		X
Underwriting, analysis and recommendation		X
Approval of Release (If not a Major Decision)		X
Obtain any necessary Special Servicer approval of Release (If a Major Decision) and copy the Master Servicer on correspondence to the Special Servicer		X
Approve Release (If a Major Decision)	X4
Request delivery of files from Custodian	X
Preparation and recordation of release deeds all Loans (full and partial)		X

16. Property Annual Inspections
Conduct site inspection		X
Deliver copy of site inspection to Master Servicer within 30 days of inspection but not later than December 15 of each year		X

17. Preparation of IRS Reporting (l098s and 1099s or other tax reporting requirements) by January 31 of each year. Provide copy to Servicer upon request		X

18. Provide annual statement of compliance at the times and in the manner set forth in Section 3.01(c)(34) of this Agreement		X

19. Provide a report regarding Sub-Servicers assessment of compliance with servicing criteria and a report by a registered public accounting firm that attests to and reports on such assessment report at the times in the manner and as specified in Section 3.01(c)(34) of this Agreement		X

20. Compensation
Sub-Servicer Fee and other fees payable to the Sub-Servicer by the B Note holders or the holders of the Serviced Companion Mortgage Loans		X
Investment earnings on Sub-Servicer Collection Account		X
Investment earnings on tax & insurance reserves not payable to borrower		X
Investment earnings on reserve accounts not payable to borrower		X

4    Or Special Servicer if required by Pooling and Servicing Agreement

K-5

	MASTER SERVICER	SUB- SERVICER	CUSTODIAN
Default Charges to the extent collected from borrower	X
Fees for late submission of financials to the extent collected from the borrower		X

21. Defeasance
Coordinate, analyze and process defeasance request		X
Provide to Servicer certificate re satisfaction of defeasance requirements		X
Service Defeasance Loans		X
Retain all processing fees associated with a defeasance		X

K-6

EXHIBIT L

FORM OF REMITTANCE REPORT

Wells Fargo Loan Number	Subservicer Loan #	Beginning Principal Balance	Gross P&I Payment	Net Principal Payment	Gross Interest Payment	Interest Rate	Subservice Fee Amount	Net Interest Payment	Late Charge Payment/ Default Payment	Total Net Remittance	Ending Principal Balance	Payment Date Recd From Borrower	Paid to Date	Limited Servicing Fee

TOTAL REMITTANCE		0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00			0.00

L-1